----------------------------------
                       Semiannual Report January 31, 1998
                       ----------------------------------
                                   OPPENHEIMER

                                  Pennsylvania
                                  Municipal Fund

                              [PHOTO OF CHECKBOOK]

                               [OPPENHEIMER LOGO]

                                OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3  President's Letter

 4  Fund Performance

 6  An Interview
   with the Fund's
   Manager

11 Statement of
   Investments

16 Statement of
   Assets and
   Liabilities

18 Statement of
   Operations

19 Statements of
   Changes in
   Net Assets

20 Financial Highlights

22 Notes to Financial
   Statements

27 Officers and
   Trustees

28 Information and
   Services

Report highlights
--------------------------------------------------------------------------------
[bullet] The supply of municipal bonds increased during the last six months, as many municipalitites took advantage of lower interest rates to finance new projects and refinance existing debt.

[bullet] We found attractive opportunities in Pennsylvania hospital bonds, university bonds and other revenue bonds.

[bullet] Two factors which support the possibility of a rally in municipal bonds: First, municipal bonds are inexpensive relative to taxable bonds, especially in states with income taxes. And second, inflation remains benign, and the national economy looks like it may slow down from year-end 1997 levels.


                     -------------------------------
                      Cumulative Total Returns
                     -------------------------------
                     For the 6-Month Period Ended
                     1/31/98

                     Class A
                     Without           With
                     Sales Chg.(1)     Sales Chg.(2)
                     -------------------------------
                         4.07%           (0.87)%
                     -------------------------------

                     Class B
                     Without           With
                     Sales Chg.(1)     Sales Chg.(2)
                     -------------------------------
                         3.60%           (1.40)%
                     -------------------------------

                     Class C
                     Without           With
                     Sales Chg.(1)     Sales Chg.(2)
                     -------------------------------
                         3.68%            2.68%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


2  Oppenheimer Pennsylvania Municipal Fund

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer
Pennsylvania
Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.
     What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.
     Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.
     At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.
     In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.
     Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill

Bridget A. Macaskill                                      February 23, 1998

3  Oppenheimer Pennsylvania Municipal Fund

    ----------------------------------
         Avg Annual Total Returns
    ----------------------------------
    For the Periods Ended 12/31/97(1)
       Class A
                            Since
       1 year      5 year   Inception
    ----------------------------------
       3.79%       5.75%      6.94%
    ----------------------------------

       Class B
                            Since
       1 year      5 year   Inception
    ----------------------------------
       3.15%       N/A        4.92%
    ----------------------------------

       Class C
                            Since
       1 year      5 year   Inception
    ----------------------------------
       7.14%       N/A        7.35%
    ----------------------------------

    ----------------------------------
         Cumulative Total Return
    ----------------------------------
    For the Period Ended 12/31/97(1)

       Class A
       5 year
    ----------------------------------
       32.28% $13,225(2)
    ----------------------------------

    ----------------------------------
       Standardized Yields
    ----------------------------------
    For the 30 Days Ended 1/31/98(3)

    Class A
    --------------------------------
       3.99%
    --------------------------------

    Class B
    --------------------------------
       3.44%
    --------------------------------

    Class C
    --------------------------------
       3.43%
    --------------------------------

 Performance update
--------------------------------------------------------------------------------

Oppenheimer Pennsylvania Municipal Fund has continued to perform well, particularly during what has turned out to be a difficult period for municipal bonds. During the last six months, long-term interest rates have fallen, which has caused a decline in municipal bond yields.



Growth of $10,000
Over five years
(without sales charges)

[mtn chart]

                Oppenheimer
                Pennsylvania Municipal     Lehman Brothers Muncipal Bond
Date            Fund Class A               Index(2)

12/31/92        10,000                              10,000
 3/31/93        10,471.3                            10,371.1
 6/30/93        10,775.1                            10,710.4
 9/30/93        11,189.9                            11,072.2
12/31/93        11,321.7                            11,227.6
 3/31/94        10,707.5                            10,611.3
 6/30/94        10,564.7                            10,728.8
 9/30/94        10,619.3                            10,802.2
12/31/94        10,447.5                            10,647.1
 3/31/95        11,200.4                            11,399.9
 6/30/95        11,466.9                            11,675.2
 9/30/95        11,690.2                            12,011
12/30/95        12,220.8                            12,506.3
 3/31/96        12,091.6                            12,355.5
 6/30/96        12,165.1                            12,450.2
 9/30/96        12,455.4                            12,736.8
12/31/96        12,746.7                            13,061.4
 3/31/97        12,736.4                            13,030.1
 6/30/97        13,133.2                            13,479.1
 9/30/97        13,480.3                            13,885.3
12/31/97        13,893.6                            14,262.1



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 9/18/89. Class B returns include the applicable contingent deferred sales charge of For the Period Ended 12/31/971 5% (1-year) and 2% (since inception on 5/1/93). Class C returns include the Class A contingent deferred sales charge of 1% for the 1-year result. Class C shares 5 year were first offered on 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.

3. Standardized yield is based on net investment income for the 30-day period ended 1/31/98. Falling share prices will tend to artificially raise yields.


4  Oppenheimer Pennsylvania Municipal Fund

Credit Allocation(4)

[pie chart and color keys]

AAA            39.5%
AA             15.7
A              21.5
BBB            19.2
BB              4.1

 Portfolio review
--------------------------------------------------------------------------------
Oppenheimer Pennsylvania Municipal Fund is for investors looking for a source of income that's exempt from federal and Pennsylvania income taxes.


What We Look For
[bullet] Securities that provide high current income.
{bullet] Bonds with improving credit quality.
[bullet] Diversification among a range of securities statewide.


Top 5 Industries
(Percentage of invested assets)(5)

-------------------------------
 Hospital/Healthcare     22.5%
-------------------------------
 Single Family Housing   13.9
-------------------------------
 Higher Education         8.9
-------------------------------
 General Obligation       8.7
-------------------------------
 Resource Recovery        8.7
-------------------------------


(4). Portfolio data is as of January 31, 1998, is dollar-weighted based on total assets and subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 1.6% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

(5). Industry weightings are as of 1/31/98, and are subject to change.

5  Oppenheimer Pennsylvania Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

---------------
"Pennsylvania
has provided a
very stable
investment
enviroment
for bonds."

How has the Fund performed during the six months ended January 31, 1998? Oppenheimer Pennsylvania Municipal Fund's Class A shares have provided a cumulative total return of 4.07%, without sales charges, for the six-month period ended January 31, 1998.(1)

How did Pennsylvania's municipal bond market perform over the last six months?

As we expected, yields on municipal bonds declined as long-term interest rates fell during the final five months of 1997 and the first month of 1998. This was the result of a continued U.S. economic expansion that is notable both for its durability and the absence of inflationary pressures. In fact, low inflation helped long-term interest rates fall to their lowest levels since 1977. Municipal bond yields have fallen in concert with the yields of U.S. Treasury securities, but the extent of that decline has not been as pronounced. As a result, although municipal bonds did well during the period, they did not perform as well as comparable U.S. Treasury securities.

Why did investments in municipal bonds generally underperform U.S. Treasury securities?

It's primarily a matter of supply and demand. The supply of U.S. Treasury securities declined as the federal government made progress toward a balanced budget. With a robust economy supporting strong tax revenues, the U.S. Treasury issued fewer bonds. At the same time, demand for U.S. Treasury securities rose, especially from overseas investors who sought high-quality investments in the wake of the turmoil in Asia.


(1). Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


6  Oppenheimer Pennsylvania Municipal Fund

[PHOTO OF JERRY WEBMAN, BOB PATTERSON]

Portfolio Management
Team (l to r)
Jerry Webman
Bob Patterson
(Portfolio Manager)


Conversely, the supply of municipal bonds increased during the period. Municipalities took advantage of lower interest rates to finance new projects and refinance existing debt. But demand for municipal bonds stayed the same, because U.S. investors were generally more attracted to stocks than to tax-exempt bonds. Therefore, U.S. Treasury securities benefited from a more favorable relationship between supply and demand.

     By the end of 1997, municipal bonds were providing about 92% of the yield of comparable U.S. Treasuries, which is the high end of the range. History suggests that a more normal level is about 85%. So we think that municipal bonds,including Pennsylvania bonds, are attractively valued relative to taxable bonds.

Where have you been finding opportunities in Pennsylvania in this environment?

Pennsylvania has provided a very stable investment environment for bonds. Compared to many other states, Pennsylvania is a relatively safe haven because it is not overextended, choosing instead to take a fairly conservative stance toward borrowing. The state government does not have much need for debt, so the supply of bonds tends to be limited.

    This situation has both a good side and a bad side. Lack of debt helps the government maintain a good credit rating, which is positive for bondholders. But, low issuance means that there is a limited selection of securities for the Fund.


7  Oppenheimer Pennsylvania Municipal Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

-------------------
"We are
optimistic because
conditions remain
favorable for
municipals..."

        As a result, the Fund had nearly 23% of its invested assets in hospitals. Although the health care sector continues to experience problems nationally, many Pennsylvania hospitals have already resolved the problems affecting a number of other states. For example, Philadelphia recognized early on that it had too many hospitals. As a result, many of the state's independent hospitals have consolidated into chains to reduce costs, improve efficiencies and create a more formidable negotiating team to deal with insurers. In fact, some of our hospital bond holdings have recently been awarded credit-rating upgrades.

        We've also found attractive opportunities in the state's university system, including some private colleges. These institutions are issuing tax-exempt bonds to refurbish facilities and build new ones. Because these bonds are generally backed by the schools' revenues, they also have good credit quality.


Have any Pennsylvania issuers been particularly unattractive?

We remain cautious about utilities. Electrical utilities in Pennsylvania, and elsewhere, are in the midst of deregulation, which has caused quite a lot of uncertainty. Some utilities will be more competitive than others, and we don't want to be caught with bonds from the less competitive companies.

        We're also proceeding carefully with general obligation bonds because they usually are smaller issues and less liquid than bonds backed by the revenues of specific facilities.


8  Oppenheimer Pennsylvania Municipal Fund

----------------------------------------------

----------------
"...but we don't
expect to
achieve the
same level of
gains that
we have
experienced
over the last
six months."

What is your outlook for the rest of 1998?

We are optimistic because conditions have remained favorable for municipal bonds. First, as mentioned earlier, municipal bonds are inexpensive relative to taxable bonds, especially in states with income taxes. Second, inflation remains benign, and the national economy looks like it may slow down from 1997 levels. These factors should support a further rally in municipal bonds when long-term interest rates decline.

        With that said, however, we don't expect to achieve the same level of gains that we have experienced over the last six months. Inflation is low now, but we are concerned about the potential effects of relatively full employment. Because businesses must compete for a limited supply of workers, companies may be forced to pay higher wages, and those costs may be passed on to consumers. As a result, we are vigilantly watching for any changes in the economic environment. Our goal is to anticipate those changes and position the Fund accordingly.


9  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------


 Financials
---------------------------------------------------------

Oppenheimer Pennsylvania Municipal Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Statement of Investments January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------


                                                 Ratings:
                                                 Moody's/           Face         Market Value
                                                 S&P/Fitch          Amount       See Note 1
==============================================================================================
Municipal Bonds and Notes -- 98.0%
----------------------------------------------------------------------------------------------
Pennsylvania -- 84.1%
Beaver Cnty., PA IDAU PC Collateral RRB,
Toledo Edison Project, Series A, 7.75%,
5/1/20                                           Ba2/BB           $2,000,000      $2,334,640
----------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB, Ohio
Edison Project, Series A, FGIC Insured,
7.75%, 9/1/24                                    Aaa/AAA/AAA       1,000,000       1,072,960
----------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC
Insured, Inverse Floater, 8.73%, 11/10/20(1)     Aaa/AAA/AAA       1,000,000       1,222,500
----------------------------------------------------------------------------------------------
Blair Cnty., PA HA RB, Altoona Hospital
Project, AMBAC Insured, Inverse Floater,
7.878%, 7/1/14(1)                                Aaa/AAA/AAA         700,000         836,745
----------------------------------------------------------------------------------------------
Chester Cnty., PA Education & HFAU RRB,
Series B, 5.375%, 5/15/27                        A1/AA-/AA-        2,250,000       2,273,017
----------------------------------------------------------------------------------------------
Clarion Cnty., PA HA RRB, Clarion Hospital
Project, 5.75%, 7/1/17                           NR/BBB-             500,000         510,255
----------------------------------------------------------------------------------------------
Delaware River POAU RRB, Delaware River
Bridges, AMBAC Insured, 7.375%, 1/1/07           Aaa/AAA/AAA         770,000         809,401
----------------------------------------------------------------------------------------------
Delaware Cnty., PA Authority University RB,
Villanova University, MBIA Insured, 6.90%,
8/1/16                                           Aaa/AAA           1,000,000       1,085,070
----------------------------------------------------------------------------------------------
Langhorne Manor Boro, PA Health &
HEAU RB, Woods Schools Project,
Prerefunded, 8.75%, 11/15/14                     NR/AAA            1,000,000       1,104,630
----------------------------------------------------------------------------------------------
Langhorne, PA St. Mary HA RRB,
Franciscan Health Project, Series B, BIG
Insured, 7%, 7/1/14                              Aaa/AAA             500,000         529,145
----------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP Authority RB, Lehigh
Valley Hospital, Inc., Series A, MBIA
Insured, 7%, 7/1/16                              Aaa/AAA           1,250,000       1,553,787
----------------------------------------------------------------------------------------------
Monroeville, PA HA RRB, Forbes Health
System, 6.25%, 10/1/15                           A3/A-             2,000,000       2,149,960
----------------------------------------------------------------------------------------------
Northampton Cnty., PA HEAU RB,
Moravian College, Prerefunded, 8.20%,
6/1/11                                           NR/AAA            2,095,000       2,404,850
----------------------------------------------------------------------------------------------
PA Convention Center Authority RB,
Escrowed to Maturity, Series A, FGIC
Insured, 6.70%, 9/1/16                           Aaa/AAA/AAA       1,850,000       2,203,146
----------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                   NR/BBB-           2,000,000       2,241,320
----------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton
Generating, Series A, 6.50%, 1/1/13              NR/NR             1,450,000       1,532,186


11  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                                 Ratings:
                                                 Moody's/           Face         Market Value
                                                 S&P/Fitch          Amount       See Note 1
----------------------------------------------------------------------------------------------
Pennsylvania (continued)
PA EDFAU Wastewater Treatment RB, Sun
Co., Inc.-R & M Project, Series A, 7.60%,
12/1/24                                          Baa1/BBB         $2,000,000      $2,348,620
----------------------------------------------------------------------------------------------
PA GORB, First Series, 10%, 4/15/98              A1/AA-/AA-        1,880,000       1,904,534
----------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 8.381%,
 3/1/22(1)                                       Aaa/AAA/AAA       1,250,000       1,407,813
----------------------------------------------------------------------------------------------
PA HEFAU College & University RB,
Thomas Jefferson University, Series A,
6.625%, 8/15/09                                  A2/A+             1,000,000       1,103,600
----------------------------------------------------------------------------------------------
PA HFA RB, SFM, Inverse Floater, 10%,
10/3/23(1)                                       Aa2/AA+           1,000,000       1,147,500
----------------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 40, 6.80%, 10/1/15        Aa2/AA+           2,000,000       2,168,360
----------------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 44C, 6.65%,
10/1/21                                          Aa2/AA+           1,000,000       1,080,840
----------------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 54A, 6.15%,
10/1/22                                          Aa2/AA+           1,000,000       1,050,200
----------------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 61A, 5.50%, 4/1/29        Aa2/AA+           2,500,000       2,516,925
----------------------------------------------------------------------------------------------
PA IDAU ED RB, Prerefunded, Series A, 7%,
1/1/11                                           NR/NR/AAA         1,000,000       1,109,860
----------------------------------------------------------------------------------------------
PA Jim Thorpe Area SDI GOB, Series A,
MBIA Insured, 5.375%, 3/15/27                    Aaa/AAA           1,305,000       1,334,937
----------------------------------------------------------------------------------------------
PA State University RRB, Series B, 5.50%,
8/15/16                                          A1/AA-            2,500,000       2,692,250
----------------------------------------------------------------------------------------------
PA TUCM RB, Prerefunded, Series E, MBIA
Insured, 7.50%, 12/1/09                          Aaa/AAA           1,000,000       1,083,480
----------------------------------------------------------------------------------------------
Philadelphia PA IDAU RRB, Franklin
Institute Project, 5.20%, 6/15/26                Baa2/NR           1,400,000       1,369,438
----------------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, 15th
Series, MBIA Insured, 5.25%, 8/1/15              Aaa/AAA/A-        1,000,000       1,015,760
----------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RB,
Albert Einstein Medical Center, 7.625%,
4/1/11                                           A3/BBB+           3,500,000       3,692,045
----------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RB,
Temple University Hospital, Series A,
6.625%, 11/15/23                                 Baa1/A-           3,800,000       4,165,940
----------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.60%,
7/1/10                                           Baa3/BBB          3,560,000       3,934,227
----------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Hospital Project, 5.875%, 7/1/17          Baa3/BBB          1,500,000       1,556,820

12  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                Ratings:
                                                Moody's/           Face         Market Value
                                                S&P/Fitch          Amount       See Note 1
----------------------------------------------------------------------------------------------
Pennsylvania (continued)
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.50%,
9/1/20(1)                                       Aaa/AAA          $2,100,000     $2,483,250
----------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                      Aaa/AAA/AAA       4,400,000      5,930,496
----------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.20%,
10/1/21                                         Aa2/AAA             565,000        597,143
----------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.25%,
10/1/28                                         Aa2/AAA           1,400,000      1,483,034
----------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series C, 5.95%,
10/1/29                                         Aa/AAA            3,000,000      3,122,730
----------------------------------------------------------------------------------------------
Pittsburgh, PA Water & Sewer Authority
RRB, Escrowed to Maturity, FGIC Insured,
7.25%, 9/1/14                                   Aaa/AAA/AAA       1,200,000      1,486,224
----------------------------------------------------------------------------------------------
Reading, PA Parking Authority CAP RB,
MBIA Insured, Zero Coupon, 5.70%,
11/15/15(2)                                     Aaa/AAA           2,345,000        970,619
----------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB,
Schuylkill Energy Resources, Inc., 6.50%,
1/1/10                                          NR/NR/BBB-        4,265,000      4,417,986
                                                                                ----------
                                                                                81,038,243

----------------------------------------------------------------------------------------------
U.S. Possessions --13.9%
PR CMWLTH GOB, 5.375%, 7/1/25                   Baa1/A            2,490,000      2,546,199
----------------------------------------------------------------------------------------------
PR CMWLTH GOB, 6.50%, 7/1/15                    Baa1/A            1,200,000      1,431,012
----------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured, Inverse
Floater, 7.784%, 7/1/08(1)                      Aaa/AAA           1,000,000      1,146,250
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36         Baa1/A            3,100,000      3,089,367
----------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA
Insured, Zero Coupon, 5.69%, 7/1/17(2)          Aaa/AAA           3,300,000      1,306,173
----------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical
& Environmental Control Facilities RB,
Polytechnic University Project, Series A,
6.50%, 8/1/24                                   NR/BBB-             985,000      1,074,133
----------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF
Project, Series A, 6.25%, 6/1/26                Baa3/BBB+           675,000        734,312

13  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
-------------------------------------------------------------------------------


                                                   Ratings:
                                                   Moody's/         Face         Market Value
                                                   S&P/Fitch        Amount       See Note 1
----------------------------------------------------------------------------------------------
U.S. Possessions (continued)
PR Public Buildings Authority RB, Series B,
5.25%, 7/1/21                                      Baa1/A          $ 2,045,000     $ 2,058,886
                                                                                   -----------
                                                                                    13,386,332
----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $87,423,310)                            98.0%     94,424,575
----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                            2.0       1,894,802
                                                                   -----------     -----------
Net Assets                                                               100.0%    $96,319,377
                                                                   ===========     ===========

To simplify the listings of securities, abbreviations are used per the table below:


CAP      --Capital Appreciation
CMWLTH   --Commonwealth
ED       --Economic Development
EDFAU    --Economic Development
           Finance Authority
EPAU     --Electric Power Authority
GP       --General Purpose
GOB      --General Obligation Bonds
GORB     --General Obligation Refunding Bonds
HA       --Hospital Authority
HEAA     --Higher Education Assistance Agency
HEAU     --Higher Education Authority
HEFAU    --Higher Educational Facilities Authority
HFA      --Housing Finance Agency


HFAU     --Health Facilities Authority
HTAU     --Highway & Transportation Authority
IDAU     --Industrial Development Authority
PC       --Pollution Control
POAU     --Port Authority
RB       --Revenue Bonds
RR       --Resource Recovery
RRB      --Revenue Refunding Bonds
SDI      --School District
SFM      --Single Family Mortgage
SPF      --Special Facilities
TUCM     --Turnpike Commission



1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,244,058 or 8.56% of the Fund's net assets at January 31, 1998.
2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

14  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
As of January 31, 1998, securities subject to the alternative minimum tax amount to $20,646,061 or 21.44% of the Fund's net assets.


Distribution of investments by industry, as a percentage of total investments at value, is as follows:




Industry                       Market Value       Percent
---------------------------------------------------------
Hospital/Healthcare             $21,201,941          22.4%
---------------------------------------------------------
Single Family Housing            13,166,732          13.9
---------------------------------------------------------
Higher Education                  8,359,903           8.9
---------------------------------------------------------
General Obligation                8,250,495           8.7
---------------------------------------------------------
Resource Recovery                 8,191,492           8.7
---------------------------------------------------------
Water Utilities                   7,416,720           7.9
---------------------------------------------------------
Highways                          5,952,867           6.3
---------------------------------------------------------
Lease Rental                      4,262,032           4.5
---------------------------------------------------------
Corporate Backed                  4,192,792           4.4
---------------------------------------------------------
Pollution Control                 3,407,600           3.6
---------------------------------------------------------
Marine/Aviation Facilities        2,483,250           2.6
---------------------------------------------------------
Education                         2,439,567           2.6
---------------------------------------------------------
Student Loans                     1,407,813           1.5
---------------------------------------------------------
Not-for-Profit Organization       1,369,438           1.5
---------------------------------------------------------
Electric Utilities                1,306,173           1.4
---------------------------------------------------------
Gas Utilities                     1,015,760           1.1
                                -----------         -----
                                $94,424,575         100.0%
                                ===========         =====

See accompanying Notes to Financial Statements.

15  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Statement of Assets and Liabilities January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------




==============================================================================
Assets
Investments, at value (cost $87,423,310)--see
accompanying statement                                             $94,424,575
------------------------------------------------------------------------------
Cash                                                                   158,946
------------------------------------------------------------------------------
Receivables:
Interest                                                             1,284,273
Shares of beneficial interest sold                                     912,401
------------------------------------------------------------------------------
Other                                                                   15,290
                                                                   -----------
Total assets                                                        96,795,485
==============================================================================
Liabilities
Payables and other liabilities:
Dividends                                                              247,427
Shareholder reports                                                     71,007
Shares of beneficial interest redeemed                                  70,319
Trustees' fees --Note 1                                                 45,825
Distribution and service plan fees                                      12,494
Transfer and shareholder servicing agent fees                           10,656
Other                                                                   18,380
                                                                   -----------
Total liabilities                                                      476,108
==============================================================================
Net Assets                                                         $96,319,377
                                                                   ===========
==============================================================================
Composition of Net Assets
Paid-in capital                                                    $91,766,720
------------------------------------------------------------------------------
Overdistributed net investment income                                 (510,697)
------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (1,937,912)
--------------------------------------------------------------     -----------
Net unrealized appreciation on investments--Note 5                  7,001,266
                                                                   -----------
Net assets                                                         $96,319,377
                                                                   ===========




16  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$70,947,989 and 5,623,735 shares of beneficial interest outstanding)                 $ 12.62
Maximum offering price per share (net asset value plus sales charge of 4.75%
of offering price)                                                                   $ 13.25
--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,271,020
and 1,686,344 shares of beneficial interest outstanding)                             $ 12.61
--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,100,368
and 325,223 shares of beneficial interest outstanding)                               $ 12.61

See accompanying Notes to Financial Statements.


17  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Statement of Operations For the Six Months Ended January 31, 1998 (Unaudited)
-------------------------------------------------------------------------------



===============================================================================
Investment Income
Interest                                                             $2,821,653
===============================================================================
Expenses
Management fees--Note 4                                               279,738
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  50,704
Class B                                                                 101,286
Class C                                                                  17,656
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    43,441
-------------------------------------------------------------------------------
Shareholder reports                                                      30,755
-------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      25,140
-------------------------------------------------------------------------------
Custodian fees and expenses                                               8,976
-------------------------------------------------------------------------------
Legal and auditing fees                                                   7,072
-------------------------------------------------------------------------------
Other                                                                     3,204
                                                                     ----------
Total expenses                                                          567,972
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4           (25,881)
Less expenses paid indirectly--Note 4                                    (8,753)
                                                                     ----------
Net expenses                                                            533,338
===============================================================================
Net Investment Income                                                 2,288,315
===============================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                            (244,786)
Closing of futures contracts                                           (265,344)
                                                                     ----------
Net realized loss                                                      (510,130)
-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments  1,864,900
                                                                      ---------
Net realized and unrealized gain                                      1,354,770
===============================================================================
Net Increase in Net Assets Resulting from Operations                 $3,643,085
                                                                     ==========


See accompanying Notes to Financial Statements.


18  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                                                 Six Months Ended
                                                                 January 31, 1998      Year Ended
                                                                 (Unaudited)           July 31, 1997
====================================================================================================
Operations
Net investment income                                               $  2,288,315       $  4,738,653
----------------------------------------------------------------------------------------------------
Net realized loss                                                       (510,131)          (382,487)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  1,864,900          3,353,916
                                                                    ------------       ------------
Net increase in net assets resulting from operations                   3,643,085          7,710,082
====================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                               (1,810,726)        (3,716,343)
Class B                                                                 (450,969)          (844,253)
Class C                                                                  (78,275)           (67,628)
====================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                1,714,136          1,518,657
Class B                                                                1,643,457          2,681,795
Class C                                                                1,428,863          2,069,618
====================================================================================================
Net Assets
Total increase                                                         6,089,571          9,351,928
---------------------------------------------------------------------------------------------------
Beginning of period                                                   90,229,806         80,877,878
                                                                    ------------       ------------
End of period (including overdistributed net investment
income of $510,697 and $167,337, respectively)                      $ 96,319,377       $ 90,229,806
                                                                    ============       ============

See accompanying Notes to Financial Statements.

19  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------



                                                          Class A
                                       ---------------------------------------------------------------------------------------------
                                       Six Months
                                       Ended
                                       January 31,        Year Ended                    Year Ended December 31,
                                       1998               July 31,
                                       (Unaudited)        1997          1996(2)         1995      1994         1993        1992
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period     $ 12.45        $ 12.01        $ 12.36      $ 11.19       $ 12.85      $ 12.05     $ 11.93
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .27            .70            .40          .68           .67          .69         .76
Net realized and unrealized gain
(loss)                                       .23            .43         (  .35)        1.18         (1.64)         .85         .17
                                           -----          -----           -----       -----        -------       -----       -----
Total income (loss) from
investment operations                        .50           1.13            .05         1.86          (.97)        1.54         .93
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                      (.33)          (.69)          (.40)        (.67)         (.69)        (.70)       (.73)
Dividends in excess of net
investment income                            --              --            --          (.02)           --           --          --
Distributions from net realized gain         --              --            --            --            --         (.04)       (.08)
                                           -----          -----           -----       -----        -------       -----       -----
Total dividends and distributions to
shareholders                                (.33)          (.69)          (.40)        (.69)         (.69)        (.74)       (.81)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $ 12.62        $ 12.45        $ 12.01      $ 12.36       $ 11.19      $ 12.85     $ 12.05
                                         =======        =======        =======      =======       =======      =======     =======
====================================================================================================================================
Total Return, at Net Asset Value(4)         4.07%          9.68%          0.44%       16.94%       ( 7.68)%      13.12%       8.04%
====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                           $70,948        $68,280        $64,391      $66,483       $60,857      $64,640     $33,290
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $68,902        $65,710        $64,997      $64,901       $62,786      $50,974     $21,936
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                       5.05%(5)       5.79%          5.71%(5)     5.68%         5.65%        5.52%       6.36%
Expenses, before voluntary
assumption by the Manager
or Distributor(6)                           1.01%(5)       0.93%          1.03%(5)     1.02%         0.98%        1.06%       1.39%
Expenses, net of voluntary
assumption by the Manager
or Distributor                              0.95%(5)       0.90%           N/A          N/A           N/A         0.99%       1.06%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                  13.3%          22.3%           5.8%        31.1%         37.0%        14.6%       29.9%



1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from May 1, 1993 (inception of offering) to December 31, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


20  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



Class B
------------------------------------------------------------------------------------------------
Six Months
Ended
January 31,
1998                Year Ended July 31,                   Year Ended December 31,
(Unaudited)         1997             1996(2)           1995           1994              1993(3)
=================================================================================================
    $ 12.45         $ 12.01          $ 12.36         $ 11.19        $ 12.84            $ 12.44
-------------------------------------------------------------------------------------------------
        .23             .61              .35             .59            .59                .36

        .21             .42             (.35)           1.17          (1.65)               .45
    -------         -------          -------         -------        -------            -------

        .44            1.03              --             1.76          (1.06)               .81
-------------------------------------------------------------------------------------------------


       (.28)           (.59)            (.35)           (.57)          (.59)              (.37)

        --               --               --            (.02)            --                 --
        --               --               --              --             --               (.04)
    -------         -------          -------         -------        -------            -------

       (.28)           (.59)            (.35)           (.59)          (.59)              (.41)
-------------------------------------------------------------------------------------------------
    $ 12.61         $ 12.45          $ 12.01         $ 12.36        $ 11.19            $ 12.84
    =======         =======          =======         =======        =======            =======
=================================================================================================
       3.60%           8.86%           (0.01)%         16.06%        ( 8.32)%             6.67%
=================================================================================================
    $21,271         $19,339          $16,005         $14,466        $ 9,484            $ 5,576
-------------------------------------------------------------------------------------------------
    $20,103         $17,243          $15,085         $12,183        $ 7,329            $ 2,770
-------------------------------------------------------------------------------------------------
       4.23%(5)        5.02%            4.94%(5)        4.89%          4.88%              4.26%(5)


       1.82%(5)        1.78%            1.89%(5)        1.89%          1.85%              1.88%(5)


       1.70%(5)        1.65%            1.79%(5)        1.78%          1.75%              1.78%(5)
-------------------------------------------------------------------------------------------------
       13.3%           22.3%             5.8%           31.1%          37.0%              14.6%



       Class C
       -----------------------------------------------------------------
       Six Months
       Ended           Year                               Period
       January 31,     Ended                              Ended
       1996            July 31,                           Dec. 31,
       (Unaudited)     1997              1996(2)          1995(1)
       =================================================================

          $ 12.44      $ 12.00            $ 12.36          $ 11.91
-----------------------------------------------------------------------
              .22          .60                .34              .21

              .23          .43               (.36)             .45
          -------      -------            -------          -------

              .45         1.03               (.02)             .66
          -------      -------            -------          -------


             (.28)        (.59)              (.34)            (.21)

               --           --                 --               --
               --           --                 --               --
          -------      -------            -------          -------

             (.28)        (.59)              (.34)            (.21)
-----------------------------------------------------------------------
          $ 12.61      $ 12.44            $ 12.00          $ 12.36
          =======      =======            =======          =======
=======================================================================
             3.68%        8.84%             (0.15)%           5.55%
=======================================================================
          $ 4,100      $ 2,611            $   482          $   264
-----------------------------------------------------------------------
          $ 3,511      $ 1,390            $   296          $    51
-----------------------------------------------------------------------
             3.99%(5)     4.99%              4.83%(5)         4.40%(5)


             1.82%(5)     1.79%              1.97%(5)         2.07%(5)


             1.70%(5)     1.66%              1.87%(5)         1.96%(5)
------------------------------------------------------------------------
             13.3%        22.3%               5.8%            31.1%

5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1998 were $16,451,231 and $12,073,486, respectively.
See accompanying Notes to Financial Statements.

21  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------

===============================================================================
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the maximum current income exempt from federal and Pennsylvania personal income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1997, the Fund had available for federal income purposes an unused capital loss carryover of $1,153,000, which expires between 2002 and 2004.


22  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1998, a credit of $15,959 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $45,825 at January 31, 1998.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount or premiums on securities purchased are amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended January 31, 1998, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $757,225. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


23  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
-------------------------------------------------------------------------------

===============================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                        Six Months Ended Jan. 31, 1998
                                                        Year Ended July 31, 1997
                        ------------------------------  ------------------------
                           Shares      Amount           Shares      Amount
--------------------------------------------------------------------------------
Class A:
Sold                      426,091    $  5,303,039      903,722    $  10,967,827
Dividends reinvested       89,211       1,106,088      191,572        2,323,665
Redeemed                 (377,243)     (4,694,991)    (971,739)     (11,772,835)
                         --------    ------------     --------    -------------
Net increase              138,059    $  1,714,136      123,555    $   1,518,657
                         ========    ============     ========    =============
--------------------------------------------------------------------------------
Class B:
Sold                      258,257    $  3,214,609      347,074    $   4,208,953
Dividends reinvested       20,769         257,448       39,450          478,556
Redeemed                 (146,607)     (1,828,600)    (165,514)      (2,005,714)
                         --------    ------------     --------    -------------
Net increase              132,419    $  1,643,457      221,010    $   2,681,795
                         ========    ============     ========    =============
--------------------------------------------------------------------------------
Class C:
Sold                      127,653    $  1,581,975      184,614    $   2,249,660
Dividends reinvested        4,199          52,086        3,565           43,275
Redeemed                  (16,510)       (205,198)     (18,433)        (223,317)
                         --------    ------------     --------    -------------
Net increase              115,340    $  1,428,863      169,746    $   2,069,618
                         ========    ============     ========    =============


================================================================================
3. Unrealized Gains and Losses on Investments
At January 31, 1998, net unrealized appreciation on investments of $7,001,266 was composed of gross appreciation of $7,002,083, and gross depreciation of $817.
================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets over $1 billion. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets.


24  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


===============================================================================
For the six months ended January 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $140,695, of which $27,438 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $128,276 and $13,281, respectively, of which $3,182 was paid to an affiliated broker/dealer for Class B. During the six months ended January 31, 1998, OFDI received contingent deferred sales charges of $15,978 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1998, OFDI paid $3,379 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its cost in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1998, OFDI retained $79,391 and $12,641, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At January 31, 1998, OFDI had incurred unreimbursed expenses of $585,578 for Class B and $38,754 for Class C.


25  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
-------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
================================================================================

6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the six months ended January 31, 1998.


26  Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
 Oppenheimer Pennsylvania Municipal Fund
-------------------------------------------------------------------------------


A series of Oppenheimer Multi-State Municipal Trust

===============================================================================
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Robert E. Patterson, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

===============================================================================
Investment Advisor      OppenheimerFunds, Inc.

===============================================================================
Distributor             OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and            OppenheimerFunds Services
Shareholder Servicing
Agent

-===============================================================================
Custodian of Portfolio  Citibank, N.A.
Securities

===============================================================================
Independent Auditors    KPMG Peat Marwick LLP

===============================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein


                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Pennsylvania Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Pennsylvania Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



27  Oppenheimer Pennsylvania Municipal Fund

Internet
24-hr access to account
information

-----------------------------
  www.oppenheimerfunds.com
-----------------------------


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-----------------------------
  1-800-525-7048
-----------------------------


Account Transactions
Mon-Fri 8:30am-8pm ET

-----------------------------
  1-800-852-8457
-----------------------------


PhoneLink
24-hr automated information
and automated transactions

-----------------------------
  1-800-533-3310
-----------------------------


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-----------------------------
  1-800-843-4461
-----------------------------


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-----------------------------
  1-800-835-3104
-----------------------------



Information and services
--------------------------------------------------------------------------------
As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
      And when you need help, our Customer Service Representatives are only a
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      When you want to make a transaction, you can do it easily by calling our
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      For added convenience, you can get automated information with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


                                                    [LOGO] Oppenheimer Funds(SM)
                                                               Distributor, Inc.
RS0740.001.0198 April 1, 1998